                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: August 11, 2005
                        (Date of earliest event reported)

                           NOVELOS THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

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            Delaware                    333-119366            04-3321804

(State or other jurisdiction of   (Commission File No.)      (IRS Employer
         incorporation)                                    Identification No.)
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                          One Gateway Center, Suite 504
                                Newton, MA 02458
                    (Address of Principal Executive Offices)

                                 (617) 244-1616
               (Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
--------------------------------------------------------

         As of August 11, 2005, De Joya & Company ("De Joya"), the independent registered public accounting firm formerly engaged by Common Horizons,
Inc.("Common Horizons"), the predecessor by merger of Novelos Therapeutics, Inc.
(the "Company"), was terminated and Stowe and Degon was engaged to serve as the
Company's independent registered public accounting firm. The reason for the replacement of De Joya was that following the merger of Common Horizons with and into the Company, (i) the stockholders of the Company prior to its acquisition by and subsequent merger with Common Horizons own a majority of the outstanding shares of common stock, par value $.00001 per share, of the Company and (ii) the business of the Company prior to its acquisition by and subsequent merger with
Common Horizons is the sole ongoing business of the Company. The independent registered public accounting firm engaged by the Company prior to its acquisition by and merger with Common Horizons is Stowe and Degon. Accordingly, the Company believes it is in its best interests to have Stowe and Degon continue to work with it, and, therefore, the Company has retained Stowe and
Degon as its new independent registered public accounting firm.

         The reports of De Joya on the financial statements of Common Horizons from its inception through December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. De Joya's report did, however, include an explanatory paragraph indicating that Common Horizons had suffered recurring losses from operations since inception, which raised substantial doubt about the
Company's ability to continue as a going concern.

         During the term of De Joya's engagement and through August 11, 2005, there have been no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of De Joya, would have caused De Joya to make reference to the subject matter in connection with their reports. There were no reportable events, as listed in Item 304(a)(1)(iv) of
Regulation S-B.

         The Company has requested that De Joya furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. De Joya's letter, dated August 17, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         The appointment of Stowe and Degon was recommended and approved by the
Company's Board of Directors. Except in connection with its work for the Company prior to the Company's acquisition by and merger with Common Horizons and its review of the Company's Quarterly Report on Form 10Q-SB for the period ended
June 30, 2005, neither the Company nor anyone acting on the Company's behalf has consulted Stowe and Degon regarding (i) either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to

the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event with De Joya (as there were none).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
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(b)     Exhibits

Exhibit          Description
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16.1             Letter of De Joya & Company dated August 17, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2005

                           NOVELOS THERAPEUTICS, INC.

                           By: /s/ HARRY S. PALMIN
                           ----------------------------
                           Its: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit           Description
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16.1              Letter of De Joya & Company dated August 17, 2005